Exhibit 10.1

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter, this “Amendment”) made as of this 29th day of March, 2004 by and among:

WORKFLOW MANAGEMENT, INC. (“Workflow” or the “Borrower”), a Delaware corporation and DATA BUSINESS FORMS LIMITED (“DBF”), a corporation organized and existing under the laws of Ontario;

FLEET NATIONAL BANK, as administrative agent for itself and the other Lenders hereto (the “Agent”);

BANK ONE, N.A., as syndication agent, and BANK OF AMERICA, COMERICA BANK and UNION BANK OF CALIFORNIA, N.A., as co-agents for the Lenders; and

FLEET NATIONAL BANK, BANK ONE, N.A., BANK OF AMERICA, COMERICA BANK, UNION BANK OF CALIFORNIA, N.A., NATIONAL CITY BANK, LASALLE BANK NATIONAL ASSOCIATION, and CHEVY CHASE BANK, F.S.B. (together with such other lending institutions from time to time party hereto, the “Lenders”).

Background

Reference is hereby made to the Second Amended and Restated Credit Agreement, dated as of January 15, 2003 (as heretofore amended and in effect on the date hereof, the “Credit Agreement”) by and among the Agent, the Lenders, Workflow and DBF. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

The Borrower has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement, and the Agent and the Lenders have agreed to do so, but only upon the terms and conditions set forth herein. Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, DBF, the Guarantors, the Agent and the Lenders agree as follows:

1.	Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Paragraph 2, below, from and after March 29, 2004 (the “Third Amendment Date”), the Credit Agreement is hereby amended as follows:

a.	The following text contained in the third to last line of the last paragraph of Section 1.09(j) of the Credit Agreement is hereby deleted:

“, subject to the provisions of Section 3.04,”

b.	The following text contained in the second to last line of the last paragraph of Section 3.01(a)(ii) of the Credit Agreement is hereby deleted:

“, subject to the provisions of Section 3.04,”

c.	Section 3.04 of the Credit Agreement is hereby deleted in its entirety, and the following inserted in its place:

[Intentionally Deleted]

d.	The following definitions are hereby inserted into Section 10 of the Credit Agreement after the definition of “Test Period” and prior to the definition of “Total Indebtedness”:

“Third Amendment Date” means March 29, 2004.

“Third Amendment” means that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of the Third Amendment Date.

e.	The definition of “Deferral Payment Date” is hereby deleted in its entirety and the following substituted in its stead:

“Deferral Payment Date” means April 30, 2004

f.	The definition of “Merger Agreement” is hereby deleted in its entirety and the following substituted in its stead:

“Merger Agreement” means the Agreement and Plan of Merger dated January 30, 2004 by and among the Borrower, WF Holdings, Inc., and WFM Acquisition Sub, Inc. as amended by an Amendment to Agreement and Plan of Merger dated March 29, 2004, without giving effect to any subsequent amendment or modification.”

2.	Amendment to Warrants. Subject to the satisfaction of the conditions set forth in Paragraph 3, below, from and after the Third Amendment Date, the Warrants are hereby amended by deleting Paragraph 5(b) of Schedule “A” of each Warrant in its entirety, and the following is inserted in its place:

“(b) Commencement Date” means April 30, 2004.

3.	Condition to Effectiveness. The amendments set forth in this Amendment shall become effective upon the satisfaction of the following conditions:

a.	The Borrowers shall have paid all reasonable expenses of the Agent, the Agent’s counsel and their respective professional advisors through the date of closing on this Amendment.

b.	No Events of Default shall have occurred.

c.	The meeting of shareholders of Workflow, currently scheduled for March 30, 2004, shall be rescheduled to a date no later than April 9, 2004.

d.	The Agent shall have received a copy of this Amendment, and all other documents, instruments, and agreements required in connection therewith, or relating thereto, duly executed by the Borrower, each of the Guarantors, the Agent and each of the Lenders.

e.	The Agent shall have received evidence of appropriate corporate or other entity approvals and other evidence of the enforceability of this Amendment (including, without limitation, such opinions of counsel as the Agent and the Lenders may reasonably require), in each case satisfactory to the Agent in form and substance.

f.	The Agent shall have received all other documents, instruments, and agreements required in connection herewith, or relating hereto, as the Agent or its counsel may reasonably request.

4.	Consent to First Amendment to Merger Agreement. Subject to the satisfaction of the conditions set forth in Paragraph 3, above, the Agent and the Lenders hereby consent to the Borrower’s entering into, the Amendment to Agreement and Plan of Merger Nothing contained in this Paragraph is intended to be, nor shall be construed as, an agreement by the Agent and/or the Lenders to release their security interests and/or liens in the assets of the Credit Parties until irrevocable payment in full of all Obligations, or a waiver by the Agent and the Lenders of their right to require payment in full of the Obligations upon the consummation of the transaction contemplated by the Merger Agreement.

5.	No Present Claims. The Borrower and the Guarantors acknowledge and agree that, based upon the facts and circumstances existing as of the date hereof: (a) the Borrower and Guarantors have no claim or cause of action against any of the Lenders or the Agent (or any of their directors, officers, employees, agents or affiliates); (b) the Borrower and the Guarantors have no offset right, counterclaim or defense of any kind against any of the Obligations, indebtedness or liabilities to the Lenders and the Agent; and (c) each of the Lenders and the Agent has heretofore performed and satisfied in a timely manner all of its obligations to the Borrower, and the Guarantors, if any. The Lenders and the Agent wish (and the Borrower and Guarantors agree) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of their rights, interests, contracts, collateral security or remedies. Therefore, the Borrower and the Guarantors unconditionally release, waive and forever discharge (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any of the Lenders or the Agent to the Borrower and the Guarantors, except the obligations to be performed by the Lenders or the Agent hereafter as expressly stated in this Agreement and the other Credit Documents, and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower and/or Guarantors might otherwise have against any of the Lenders or the Agent or any of their directors, officers, employees, agents or affiliates for their respective actions or omissions occurring prior to the date hereof, in either case (i) or (ii) above, on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof.

6.	Representations and Warranties. The Borrower hereby affirms and reaffirms that all representations and warranties contained in the Credit Agreement, as amended hereby, and in the other Credit Documents are true and correct in all material respects as of the Third Amendment Date.

7.	Miscellaneous. No waiver or amendment contained herein shall be deemed to imply any willingness of the Agent or the Lenders to agree to, or otherwise prejudice any rights of the Agent or the Lenders with respect to, any similar waivers, amendments or agreements that may be requested for any future period. This agreement shall constitute a “Credit Document”. Except as specifically waived or amended hereby, each of the terms and conditions of the Credit Agreement and the other Credit Documents are hereby ratified and confirmed and shall remain in full force and effect. Nothing contained herein shall in any way prejudice, impair or effect any rights or remedies of the Lenders or the Agent under the Credit Agreement and the other Credit Documents.

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

[remainder of this page intentionally left blank]

IN WITNESS WHEREOF, this Third Amendment to Second Amended and Restated Credit Agreement has been executed as a sealed instrument as of the 29th day of March, 2004.

FLEET NATIONAL BANK, as Agent and as a Lender

By:	/s/ Fleet National Bank
Name:
Title:

BANK ONE, N.A.

By:	/s/ Bank One, N.A.
Name:
Title:

COMERICA BANK

By:	/s/ Comerica Bank
Name:
Title:

BANK OF AMERICA

By:	/s/ Bank of America
Name:
Title:

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Union Bank of California, N.A.
Name:
Title:

NATIONAL CITY BANK

By:	/s/ National City Bank
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ LaSalle Bank National Association
Name:
Title:

CHEVY CHASE BANK, F.S.B.

By:	/s/ Chevy Chase Bank, F.S.B.
Name:
Title:

WORKFLOW MANAGEMENT, INC.

By:	/s/ Michael L. Schmickle
Name:	Michael L. Schmickle
Title:	Executive Vice President

DATA BUSINESS FORMS LIMITED

By:	/s/ Michael L. Schmickle
Name:	Michael L. Schmickle
Title:	Vice President

ACKNOWLEDGED AND AGREED:

WORKFLOW DIRECT, INC.

By:	/s/ Michael L. Schmickle
Name:	Michael L. Schmickle
Title:	Vice President

WORKFLOW SOLUTIONS, LLC

By:	/s/ Michael L. Schmickle
Name:	Michael L. Schmickle
Title:	Vice President

SFI OF PUERTO RICO, INC.

By:	/s/ Michael L. Schmickle
Name:	Michael L. Schmickle
Title:	Vice President

WORKFLOW MANAGEMENT
ACQUISITION II CORP.

By:	/s/ Michael L. Schmickle
Name:	Michael L. Schmickle
Title:	Vice President

WFMI, INC.

By:	/s/ Michael L. Schmickle
Name:	Michael L. Schmickle
Title:	Vice President

WORKFLOW OF FLORIDA, INC.

By:	/s/ Michael L. Schmickle
Name:	Michael L. Schmickle
Title:	Vice President

DIRECTPRO LLC

By:	/s/ Michael L. Schmickle
Name:	Michael L. Schmickle
Title:	Vice President

DIRECTPRO WEST, LLC

By:	/s/ Michael L. Schmickle
Name:	Michael L. Schmickle
Title:	Vice President

UNITED ENVELOPE, LLC

By:	/s/ Michael L. Schmickle
Name:	Michael L. Schmickle
Title:	Vice President

FREEDOM GRAPHIC SERVICES, INC.

By:	/s/ Michael L. Schmickle
Name:	Michael L. Schmickle
Title:	Vice President